Nature of business (Details Narrative) - Total Transaction [Member] $ in Millions	6 Months Ended
Jun. 30, 2025 USD ($)
Restructuring Cost and Reserve [Line Items]
Business combination, description of acquiree	the Company’s open commerce platform connected approximately 68,300 businesses and more than 1,000 distributors across Argentina, Brazil, Nigeria, and South Africa. The Company generates revenue primarily by applying a take rate to the total transaction value (“TTV”) of transactions conducted on its platform. For the six months ended June 30, 2025, the Company processed approximately $1.2 billion in TTV, representing an increase of approximately 28% compared to the same period in 2024
Business Combination, Transaction Cost, Excluding Separately Recognized Transaction	$ 1,200.0
Business Combination, Achieved in Stages, Preacquisition Equity Interest in Acquiree, Percentage	28.00%